City National Rochdale Government Money Market Fund a series of City National Rochdale Funds
Summary Prospectus dated JANUARY 31, 2018, as amended and restated JULY 11, 2018

Class: Servicing Class Class N Class S	Ticker: (CNIXX) (CNGXX) (CNFXX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdale@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 31, 2018, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2017, are incorporated by reference into this Summary Prospectus.

City National Rochdale Government Money Market Fund

INVESTMENT GOAL
The City National Rochdale Government Money Market Fund (the “Government Money Fund” or the “Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Government Money Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Servicing Class		Class N		Class S
Management Fees(1)		0.26%		0.26%		0.26%
Distribution (12b-1) Fee(2)		None		0.30%		0.50%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%		0.25%
Other Fund Expenses	0.05%		0.05%		0.05%
Total Other Expenses		0.30%		0.30%		0.30%
Total Annual Fund Operating Expenses		0.56%		0.86%		1.06%
Fee Waiver and/or Expense Reimbursement(1)(2)	(0.11%)	(0.11%)	(0.16%)
Total Annual Fund Operating Expenses after Fee Wavier and/or Expense Reimbursement	0.45%	0.75%	0.90%

(1)	City National Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive Management Fees for the Fund such that the fee charged is 0.15% through January 31, 2019. Prior to that date, the arrangement may be terminated without penalty by the Fund’s Board of Trustees. Management Fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

(2)	The Fund, SEI Investments Distribution Co., the Fund’s distributor, and RIM Securities LLC, the sub-distribution coordinator, have contractually agreed to limit the Distribution (12b-1) Fee payable by Class S shares of the Fund to 0.45% through January 31, 2019. Prior to that date, the arrangement may be terminated without penalty by the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$ 46	$ 168	$ 302	$ 691
Class N	$ 77	$ 263	$ 466	$ 1,051
Class S	$ 92	$ 321	$ 569	$ 1,280

PRINCIPAL INVESTMENT STRATEGIES
The Government Money Fund invests at least 99.5% of its total assets in cash, U.S. Treasury securities and other government securities guaranteed or issued by an agency or instrumentality of the U.S. Government, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and/or repurchase agreements that are fully collateralized by government securities. In particular, the Fund invests in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Government Money Fund invests consist principally of securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”). The securities held by the Fund must, in the opinion of City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, present minimal credit risk. The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

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Using a top-down strategy and bottom-up security selection, the Adviser seeks securities with an acceptable maturity that are marketable and liquid and offer competitive yields. The Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Fund redemptions, as permitted by Rule 2a-7. However, the Board of Trustees reserves the right, with notice to shareholders, to change this policy in the future.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As with any money market fund, there are risks to investing. Neither the Government Money Fund nor the Adviser can guarantee that the Fund will meet its investment goal. Here are the principal risks to consider:

Credit – The Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Market Risk – The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Fund invests are affected by the economy. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. In the past decade, financial markets around the world have experienced unprecedented volatility, depressed valuations, decreased liquidity and heightened uncertainty, and these market conditions may continue, recur, worsen or spread.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

No Guarantees – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser and its affiliates have no legal obligation to provide financial support to the Fund, and you should not expect that the Adviser or its affiliates will provide financial support to the Fund at any time.

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Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Repurchase Agreements – Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price.

PERFORMANCE
The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Government Money Fund’s Servicing Class (formerly designated as Institutional Class) shares based on a calendar year.

Best Quarter 0.75% Q1 2008	Worst Quarter 0.00% Q1 2013

This table shows the Government Money Fund’s average annual total returns for the periods ended December 31, 2017.

Average Annual Total Returns (for the periods ended December 31, 2017)	One Year	Five Years	Ten Years
Servicing Class	0.32%	0.08%	0.24%
Class N	0.08%	0.03%	0.19%
Class S	0.08%	0.03%	0.16%

INVESTMENT ADVISER
City National Rochdale, LLC

PURCHASE AND SALE OF FUND SHARES
The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms, including retirement plan accounts and individual retirement accounts (“IRAs”) maintained at City National Bank, advisory accounts with City National Securities, and institutional investors/agents with $50 million or more in non-managed brokerage accounts maintained at City National Securities. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase requirement; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information. The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

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TAX INFORMATION
The Government Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Government Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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